                            Prudential Mutual Funds
                              (Money Market Funds)
                       Supplement dated December 30, 1996

    Commencing January 13, 1997, the following procedures for the purchase and redemption of shares of each of the money market funds listed below are in effect.

SHAREHOLDER GUIDE
HOW TO BUY SHARES OF THE FUND/TRUST

General Information
    Shares of the Fund are available through Prudential Securities Incorporated (Prudential Securities), Pruco Securities Corporation (Prusec) or directly from the Fund, through its Transfer Agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. Shareholders of the Fund who are clients of Prudential Securities are subject to the procedures under ``Purchases through Prudential Securities'' below.
    Except as otherwise provided below, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for the U.S. Treasury Money Market Series of Prudential Government Securities Trust is $2,500. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See ``Shareholder Services'' below. For automatic purchases made through Prudential Securities, the minimum initial investment requirement is $1,000 ($2,500 for U.S. Treasury Money Market Series) and there is no minimum subsequent investment requirement.
    Shares of the Fund are sold through the Transfer Agent, without a sales charge, at the NAV next determined after receipt and acceptance by the Transfer Agent of a purchase order and payment in proper form [i.e., a check or Federal Funds wired to State Street Bank and Trust Company (State Street), the Fund's custodian]. See ``How the Fund Values its Shares.'' When payment is received by the Transfer Agent prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., on that day, and the shares will begin to earn dividends on the following business day. See ``Taxes, Dividends and Distributions.'' If your purchase is made through an account at Prudential Securities or through Prusec or another dealer, your dealer will forward a purchase order and payment to the Fund.
    Investors who purchase their shares through a dealer other than Prudential Securities or Prusec, which dealer has a clearing arrangement with respect to shares of the Fund, may be able to participate in the automatic sweep feature described below under ``Purchases through Prudential Securities--Automatic Investment (Autosweep)'' and ``How to Sell Your Shares--Redemptions of Shares Purchased through Prudential Securities.'' For further information, contact your dealer.
    Application forms for Prusec and direct accounts with the Transfer Agent (e.g., non-Prudential Securities accounts) can be obtained from PMFS or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.
    The Fund reserves the right, in its discretion, to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See ``How to Sell Your Shares'' below.
    Transactions in Fund shares may be subject to postage and other charges imposed by your dealer.
Purchases through Prudential Securities
    Automatic Investment (Autosweep) (for Non-Command Accounts)
    Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Fund, if the Fund is your Primary Money Sweep Fund. You may designate the Fund (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If you do not designate a Primary Money Sweep Fund, the Primary Money Sweep Fund will be Prudential MoneyMart Assets, Inc. (If you are a client of Prudential Securities at the time this change in Autosweep is instituted and you hold a money market fund position in your account other than Prudential MoneyMart Assets, Inc., that other fund will be your Primary Money Sweep Fund.) Prudential Securities' clients who have a Primary Money Sweep Fund can purchase shares of such fund only through the automatic investment procedures described herein; no manual purchase orders will be accepted for such fund. A Prudential Securities client has the option to change his or her Primary Money Sweep Fund at any time by notifying his or her Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.
    For accounts other than IRAs and Benefit Plans, as defined below, shares of the Fund will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (e.g., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRAs and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Fund will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.
    The following chart shows the frequency and amount of the sweep for accounts other than IRAs and Benefit Plans.

                                                                            Daily                Monthly
 Eligible Credit Balances resulting from the proceeds of a
 securities sale, maturity of a bond or call                           $1,000 or more
 Eligible Credit Balances resulting from a non-trade related credit    $10,000 or more
 Remaining Eligible Credit Balances                                                           $1.00 or more

    All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Fund's minimum initial investment requirement of $1,000 ($2,500 for U.S. Treasury Money Market Series), which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in a client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers federal funds on the business day after settlement). Eligible Credit Balances for purposes of Autosweep are measured as of the close of business on the previous business day.
    For the purposes of Autosweep, ``Benefit Plans'' include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. ``IRAs'' are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.
    Manual Investment
    Prudential Securities will accept manual purchase orders for Prudential money market fund shares only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or
(ii) who do not have a money market sweep feature in their account, as described above under ``Automatic Investment.''
    Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 ($2,500 for U.S. Treasury Money Market Series) and the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Fund for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers federal funds on the business day after settlement).
    The procedures for Purchases through Prusec, Purchase by Wire, Purchase by Mail and The Prudential Advantage Account Program remain unchanged.

HOW TO SELL YOUR SHARES
    The following paragraph is restated in its entirety.
Redemption of Shares Purchased Through Prudential Securities
    Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Fund held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar. The amount of the redemption will be the lesser of (a) the total net asset value of Fund shares held in the client's Prudential Securities account or
(b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through such automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (e.g., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such dividends will be retained by Prudential Securities. TAXES, DIVIDENDS AND DISTRIBUTIONS
Dividends and Distributions
    A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Fund, as described above, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See ``How to Sell Your Shares--Redemption of Shares Purchased Through Prudential Securities.''
    Listed below are the names of the Prudential Mutual Funds and the dates of the prospectuses to which this supplement relates.

           Name of Fund                                       Prospectus Date
           -------------------------------------------        ---------------
           Prudential California Municipal Fund
             (California Money Market Series)                 November 1, 1996
           Prudential Government Securities Trust
             (Money Market Series)                            January 29, 1996
             (U.S. Treasury Money Market Series)              January 29, 1996
           Prudential MoneyMart Assets, Inc.                  March 1, 1996
           Prudential Municipal Series Fund
             (Connecticut Money Market Series)                November 1, 1996
             (Massachusetts Money Market Series)              November 1, 1996
             (New Jersey Money Market Series)                 November 1, 1996
             (New York Money Market Series)                   November 1, 1996
           Prudential Tax-Free Money Fund, Inc.               February 29, 1996
MF960C-12